                                                                    Exhibit 10.7

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisk denote omissions.

                           AMENDMENT NO. 3 RELATING TO
                    SPONSORED RESEARCH AND LICENSE AGREEMENT
                                     BETWEEN
                           CRITICAL THERAPEUTICS, INC.
                                       AND
                  THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH
                              DATED JANUARY 1, 2003

THIS AMENDMENT NO. 3 is made the 29th day of June, 2007.

BETWEEN:

(1)  CRITICAL THERAPEUTICS, INC., a Delaware corporation ("CTI"); and

(2) THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH, a New York not-for-profit corporation ("FEINSTEIN")

RECITALS:

     (A) CTI and Feinstein entered into a Sponsored Research and License Agreement, dated January 1, 2003.

     (B) The said Sponsored Research and License Agreement was modified by that certain Letter Agreement between CTI and Feinstein dated February 3, 2004, and was amended by each of Amendment No. 1 dated September 18, 2006 and Amendment No. 2 dated January 8, 2007. The Sponsored Research and License Agreement as so modified and so amended is referred to herein as the "ORIGINAL AGREEMENT".

     (C) CTI and Feinstein have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 3.

OPERATIVE PROVISIONS:

1.   INTRODUCTION, DEFINITIONS AND INTERPRETATION

1.1. This Amendment No. 3 is supplemental to the Original Agreement.

1.2. In this Amendment, the expression "THIS AMENDMENT NO. 3" shall mean this Amendment No. 3, including its recitals and schedules.

1.3  Except where expressly provided to the contrary in this Amendment No. 3:

     1.3.1 all capitalized terms used in this Amendment No. 3 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 3; and

     1.3.2 this Amendment No. 3 shall be interpreted in the same manner as the Original Agreement.

1.4 References to clauses and Articles herein are to clauses and Articles of the Original Agreement.

2.   AMENDMENTS

NOW THEREFORE, in consideration of the mutual covenants contained in the Original Agreement and in this Amendment No. 3 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that with effect from the Amendment No. 3 Date (as defined below), the Original Agreement is hereby amended as follows:

2.1 Article 1 shall be amended by insertion of the following additional definition after Article 1.2(c).:

     "1.2(d). "AMENDMENT NO. 3 DATE" shall mean June 29, 2007."

2.2 ATTACHMENT A shall be amended by adding the following additional Research Plan after the Research Plan for the CAP Program:

[**]

        Category            Detail   Amount
        --------            ------   ------
[**] Subjects                [**]     $[**]
Data Entry and management    [**]     $[**]
Overhead                     [**]     $[**]
                                      -----
Total                                 $[**]
                                      =====

"

2.3 Section 2.1 shall be amended by adding the following at the end of the section:

"In addition to the foregoing amounts, CTI shall pay Feinstein $[**] to conduct the research regarding [**] set forth in the Research Plan. Feinstein shall invoice CTI on or after July 16, 2007. CTI shall make payment by check or wire transfer to Feinstein for such invoiced amount within one (1) month of the date of CTI's receipt of any invoice issued by Feinstein pursuant to the immediately preceding sentence."

Schedule 1.7 shall be amended by adding the following at the end of the table:

[**]  [**]   [**]   [**]   [**]   [**]   [**]

[**]

3. NO OTHER AMENDMENTS; CONFIRMATION

Save as amended by this Amendment No. 3, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.

4. COUNTERPARTS

This Amendment No. 3 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 3.

5. GOVERNING LAW AND JURISDICTION

This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions thereof.

IN WITNESS whereof the parties have executed and delivered this Amendment No. 3 as of the date first written above.

CRITICAL THERAPEUTICS, INC.


By: /s/ Trevor Phillips
    ----------------------------------
Name: Trevor Phillips, Ph.D.
Title: Chief Operating Officer


THE FEINSTEIN INSTITUTE FOR MEDICAL
RESEARCH


By: /s/ Kirk R. Manogue
    ----------------------------------
Name: Kirk R. Manogue, PhD
Title: Vice President, Technology
       Transfer